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                                                                    EXHIBIT 23.6


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and the use of our report dated June 14, 2001 with respect to the financial statements of Sport Broadcasting Inc., included in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-69166) and related prospectus of Magna Entertainment Corp. for the registration of Class A Subordinate Voting Stock.



                                            /s/ Ernst & Young LLP
                                            ---------------------
                                            Chartered Accountants



November 28, 2001
Toronto, Canada